Exhibit 10.70a

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO

SUPPLY AGREEMENT

This First Amendment to Supply Agreement is made and entered into this 28th day of December, 2025 (“First Amendment Effective Date”) by and between VGP holdings LLC, a Delaware limited liability company, with a mailing address of 100 Valvoline Way, Suite 200, Lexington, KY 40509 (“Supplier”) and Monro, Inc., a New York corporation and MNRO Service Holdings, LLC, a Delaware limited liability company (“Customer”), with a mailing address of 295 Woodcliff Drive, Suite 202, Fairport, New York 14450. Supplier and Customer collectively referred to herein as “Parties”.

WHEREAS, the Parties entered into that Supply Agreement effective November 1, 2023 (“Agreement”); and

WHEREAS, the Parties wish to modify the Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties agree as follows:

1.	Subsection (a) is hereby added to Marketing Support in Schedule E as if fully set forth therein:

“(a) Within thirty (30) days of the First Amendment Effective Date Supplier shall make a [***] payment of $[***] to Supplier to support Customer in [***] driving [***] growth with new initiatives (“Marketing Development Payment”). Supplier agrees and acknowledges it shall use this Marketing Development Payment to support programs to [***] and to support Supplier’s [***] product. Such Marketing Development Payment shall support Customer in having [***] available in all applicable locations by [***] 2026.  “Applicable locations”  shall be determined by Customer to include those locations that have [***] to include the [***] product line in their assortments.”

2.	All capitalized terms used but not otherwise defined in this First Amendment shall have the same meaning ascribed to them in the Agreement.

3.	Except as specifically modified or amended by this First Amendment, the terms and provisions of the Agreement shall remain in full force and effect, enforceable in accordance with its terms.

[Remainder of Page Intentionally Left Blank. Signatures Follow.]

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date set forth above.

VGP Holdings LLC	Monro, Inc.

By: /s/ Michelle Allen	By: /s/ Kathryn M. Chang

Name: Michelle Allen	Name: Kathryn M. Chang

Its: VP, NA Sales	Its: SVP - Merchandising

VGP Holdings LLC	MNRO Service Holdings, LLC

By: /s/ Jerra Burlingham	By: /s/ Maureen E. Mulholland

Name: Jerra Burlingham	Name: Maureen E. Mulholland

Its: Senior Counsel - North America	Its: Secretary